SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549




                                Form 8-K



	Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Act of 1934



	Date of Report (Date of earliest event reported) January 29, 1998

                          ACCESS Corporation
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	(Exact name of registrant as specified in its charter)



         Ohio                    2-33108                 31-0673364
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   (State or other jurisdiction (Commission File Number) (I.R.S. Employer
    of incorporation)                                     Identification No.)






    4350 Glendale-Milford Road, Suite 250, Cincinnati, Ohio        45242
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        (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code (513) 786-8350
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__________________________________________________________________________
	(Former name or former address, if changed since last report)

Item 5.  Other Events
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	On January 29, 1998, Universal Document Management Systems, Inc.
("UDMS") advised Registrant that UDMS would be unable to complete its acquisition of Registrant's assets as previously approved by Registrant's shareholders. Registrant's letter to its shareholders dated February 10, 1998, a copy of which is attached hereto as Exhibit 1, is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
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        1.   Letter to Registrant's shareholders dated February 10, 1998.


SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ACCESS Corporation
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                                              (Registrant)


Date: March 3, 1998                           By NEWTON D. BAKER
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                                                (Signature)
                                              Name: Newton D. Baker

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                                              Title: Executive Vice President
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